Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

In connection with the Quarterly Report of Oxford Industries, Inc. (the “Company”) on Form 10-Q (“Form 10-Q”) for the quarter ended November 26, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, J. Hicks Lanier, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	To my knowledge the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Hicks Lanier
J. Hicks Lanier
Chairman and Chief Executive Officer
(Principal Executive Officer)
January 5, 2005

*	A signed original of this written statement required by Section 906 has been provided to Oxford Industries, Inc. and will be retained by Oxford Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.